Contingent Assets and Liabilities	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Contingent Assets and Liabilities
33.	CONTINGENT ASSETS AND LIABILITIES
The Group has the following contingencies and claims, individually significant, which in the opinion of the Company’s Management and its external counsels, have a possible outcome. Based on the information available to the Group, including the amount of time remaining before conclusion of pending lawsuits, the results of evidence discovery and the assessment of internal and external advisors, the Group is unable to estimate the reasonably possible loss or range of loss in relation to certain matters described in section 33.b).
33.a) Contingent assets
The Group has no significant contingent assets.
33.b) Contingent liabilities
33.b.1) Environmental claims

•	Asociación Superficiarios de la Patagonia (“ASSUPA”)
ASSUPA sued the companies operating exploitation concessions and exploration permits in the different basins (Neuquina Basin in 2003, Northwest Basin in 2010, and San Jorge and Austral Basins in 2012), YPF among them, claiming the remediation of the general environmental damage purportedly caused by hydrocarbon activities. In addition, it requested the establishment of an environmental restoration fund, and the implementation of measures to prevent environmental damages in the future.
Concessionary companies in the Neuquina basin areas
The claim was answered by YPF and the rest of the sued parties. Following several proceedings, on December 30, 2014, the CSJN issued
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interlocutory judgments. The first judgment declared that all environmental damages related to local and provincial situations were outside the scope of its original competence, and that only “inter-jurisdictional situations” (such as the Colorado River basin) would fall under its venue. In the second judgment, the Court rejected the petition filed by ASSUPA to incorporate Repsol SA and the directors who carried their activities in YPF until April 2012 as a necessary third party. The Court also rejected precautionary measures and other proceedings related to such request.
As a result of such decision, a preventive action has been filed by an individual to prevent future damages and reduce presumed damages, an action for repair of damages consisting of the comprehensive remediation of collective damages allegedly caused by the hydrocarbon activity undertaken by YPF in the Province of Neuquén. In such action, YPF answered the claim and requested that the National Government, the Provincial Government and other oil companies in the area be summoned to appear.
Concessionary companies in the Northwest Basin areas
On December 1, 2014, YPF was notified of the complaint and moved for the suspension of procedural deadlines due to notification defects, which motion was granted by the Court. On April 19, 2017, YPF was notified of the Court order resuming procedural deadlines and timely filed a challenge for legal defect, together with other the co-defendants.
The court ordered that terms to answer the complaint be stayed until a final order is rendered on the defense based on a legal defect.
Concessionary companies in the Golfo San Jorge Basin areas
YPF filed a legal defect exception. Based on such filing the court ordered the suspension of the terms to answer the complaint. The terms will continue to be suspended until a final decision is made and submitted by the Company, which will be resolved when notice of process has been served on, and the complaint has been answered by, all the defendant companies. On February 8, 2021, the judge declared the incompetence of the federal justice in the case, understanding that the existence of an interjurisdictional damage to justify it had not been demonstrated. This decision is final and conclusive.
On March 29, 2021, the Court of Appeals confirmed the first instance judgment rendered on February 8, 2021, whereby the judge resolved to declare the lack of jurisdiction of the federal courts on the grounds that an interjurisdictional damage had not been proved. This decision has not been appealed by the plaintiff, and therefore is a final and conclusive judgment.
On May 3, 2021, ASSUPA requested the Public Prosecutor’s Office to investigate the possible commission of criminal offences, and demanded that the Prosecution Unit for Investigations of Environmental Crimes (“UFIMA”, by its acronym in Spanish) be involved in the investigation to provide assistance in the matter of its jurisdiction, elaborating investigation strategies and/or defining courses of action for the investigation of the offenses claimed. Besides, it requested the referral of the case to the provincial courts for the continuation of the case, which generated the creation of a new case file. On September 9, 2021, the judge declared his lack of jurisdiction given the absence of interjurisdictional damages.
On May 14, 2021, the judge rejected ASSUPA’s request to refer the case to the provincial courts considering it inadmissible but informed that the proceedings would remain at the disposal of the judicial or administrative authorities at their request, as instrumental evidence.
Concessionary companies in the Austral Basin areas
On November 2, 2015, YPF was notified of the claim and requested the suspension of procedural deadlines due to notification defects. This suspension was granted by the Court and following several incidents with different codefendants and parties summoned to appear, on June 23, 2020, the judge ordered a new notification with the transfer of the case. The decision was appealed by the plaintiff.
On May 12, 2021, the case was submitted to the Federal Contentious Administrative Court of Appeals to decide on the plaintiff’s appeal on the interlocutory judgment dated June 23, 2020, in which the judge decided to sustain the claim filed by YPF, among other co-defendants,
ordering the transfer of the case.

•	Dock Sud, Río Matanza, Riachuelo, Quilmes and Refinería Luján de Cuyo
In 2006, a group of neighbors of Dock Sud, Province of Buenos Aires, sued 44 companies, including YPF, the Argentine Government, the Province of Buenos Aires, the City of Buenos Aires and 14 municipalities, before the CSJN, seeking remediation and indemnification for environmental collective damages to the basin of the Matanza and Riachuelo rivers. Additionally, another group of neighbors of the Dock Sud area, filed 2 additional environmental claims, one of which was desisted in relation to YPF, while the other claim seeks remediation and indemnification for collective environmental damages to the Dock Sud area and individual property damages allegedly suffered by several companies located in that area, including YPF, the Province of Buenos Aires and several municipalities. Currently, it is not possible to reasonably estimate the outcome of these complaints, nor is it possible to estimate the resulting associated legal fees and expenses. YPF has the right to be indemnified and held harmless by the Argentine Government for events and claims prior to January 1, 1991, under Law No. 24,145 and Decree No. 546/1993.
Through its judgment dated July 8, 2008, the CSJN:

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Determined that the Authority of the Matanza Riachuelo Basin (“ACUMAR”) (Law No. 26,168) should be in charge of executing the program for environmental remediation of the basin, being the Argentine Government, the Province of Buenos Aires and the City of Buenos Aires responsible for its performance; delegated to the Federal Lower Court of Quilmes the knowledge of all the matters concerning the execution of the remediation and sanitation; declared that all the litigations related to the execution of the remediation plan will be accumulated and be processed by this court and that this process produces lis pendens relating to the other collective actions seeking the environmental remediation of the basin, which should be archived. YPF was notified of certain resolutions issued by ACUMAR, whereby the Company was required to present an industrial reconversion plan in connection with certain YPF installations. Despite the appeal by the Company of the aforementioned resolutions, the plan was still presented.

•	Decided that the proceedings to determine liabilities arising from past behaviors to repair the environmental damage will continue being heard by that Court.
In

addition to the comments included in Note 16.a.4 related to environmental claims in Quilmes, the Company has other judicial and non-judicial
claims against it, based on similar arguments.
On the other hand, the monitoring works carried out routinely by YPF have allowed YPF to detect a certain degree of environmental impact on the subsoil within the vicinity of the Luján de Cuyo refinery, which led to the implementation of a program for the survey, assessment and remediation of liabilities, agreed by the Company with the enforcement agencies of the Province of Mendoza, which costs have been provisioned in the Group’s environmental remediation program.
Regarding the environmental damage to the aquifer surrounding the Refinery, a detailed research plan was conducted in order to define, analyze risks and implement mitigating actions. Thereafter, a remediation engineering plan was developed which is currently being implemented. Remediation follow-up
is carried out under the supervision and with the assistance of Instituto Nacional del Agua (INA) and local authorities.
33.b.2) Contentious claims

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Petersen Energía Inversora, S.A.U. and Petersen Energía, S.A.U. (collectively, “Petersen”) – Eton Park Capital Management, L.P., Eton Park Master Fund, LTD. and Eton Park Fund, L.P. (collectively, “Eton Park”)

Judicial process in New York
Plaintiffs in these proceedings are Petersen and Eton Park, both of which previously held American Depositary Receipts (ADRs) evidencing American Depositary Shares (ADSs) representing YPF Class D shares. Petersen filed its complaint on April 8, 2015 and Eton Park filed its complaint on November 3, 2016. Both complaints were filed before the United States District Court for the Southern District of New York (the “District Court”), and against the Republic of Argentina (the “Republic”) and YPF. The complaints make allegations related to the Republic’s intervention in YPF in 2012 and the Republic’s subsequent expropriation of a controlling interest in YPF held by Repsol (see Note 30). Petersen and Eton Park allege that the Republic and YPF breached purported obligations contained in the Company’s bylaws. The Petersen case and the Eton Park case were deemed to be related cases, are being conducted jointly and were assigned to the same District Court.
On September 8, 2015, before Eton Park had filed its complaint, the Republic and YPF filed motions to dismiss Petersen’s claims. On October 19, 2015 and October 23, 2015, Petersen filed oppositions to the Republic’s and YPF’s motions to dismiss, respectively. On September 9, 2016, the District Court issued a decision partially denying the motions to dismiss. The Company and the Republic appealed this decision, requesting a complete dismissal of the complaint. The Company and the Republic argued that the case should proceed in Argentina, if at all (forum non conveniens). The United States Court of Appeals for the Second Circuit (the “Court of Appeals”) held that the District Court has jurisdiction over this matter. On October 31, 2018, the Company and the Republic appealed this decision to the United States Supreme Court (the “Supreme Court”). On June 24, 2019, the Supreme Court declined to hear the appeal.
On August 30, 2019, the Republic and YPF filed motions to dismiss both the Petersen and the Eton Park cases, once again arguing that the cases should proceed in Argentina (forum non conveniens). On June 5, 2020, the District Court denied these motions to dismiss. The Republic and YPF filed their answers to the Petersen complaint on July 8, 2019 and to the Eton Park complaint on July 10, 2020. On July 13, 2020, the District Court issued an order requiring the parties to proceed with fact and expert discovery. Given the overlap between the Petersen and Eton Park cases, they moved forward jointly and the parties proceeded with consolidated discovery in both cases. Fact discovery concluded on August 27, 2021. Expert discovery is ongoing and is expected to substantially conclude on March 11, 2022.
On September 24, 2021, YPF, the Republic, Petersen and Eton Park exchanged initial expert reports, including a plaintiffs’ expert report on damages (“Plaintiffs’ Damages Report”) in the event that YPF and/or the Republic are found liable. YPF has asserted a number of defenses to its liability that it considers robust. If the defenses asserted by YPF are accepted, YPF will not be liable for any damages.
On December 3, 2021, in response to the Plaintiffs’ Damages Report, YPF and the Republic submitted, together with other expert reports, an expert report to rebut the damages report submitted by the plaintiffs (the “Rebuttal Report”), concluding that there are no damages to Petersen or Eton Park, even if the District Court were to ultimately find YPF and the Republic liable. The Rebuttal Report also concludes that, even if the District Court were to find YPF and the Republic liable and reject their approach, and instead accept the approach proposed by the plaintiffs, the plaintiffs’ methodology for calculating damages is flawed, and includes alternative calculations that correct certain issues in the plaintiffs’ expert’s methodology. Correcting the tender offer notification date assumed by plaintiffs’ expert (for purposes of calculation only) would result in damages estimated at US$ 5,200 million (excluding interest and certain ancillary claims) or US$ 3,500 million (excluding interest and certain ancillary claims), assuming tender offer notification dates to be April 16, 2012 or May 7, 2012, respectively. If certain additional corrections were to be made to the methodology of the plaintiffs’ expert, including the calculation of damages in Argentine pesos rather than in U.S. dollars, the resulting damages estimates would be 14,400 million pesos (excluding interest and certain ancillary claims) or 14,000 million pesos (excluding interest and certain ancillary claims) (which, for illustrative purposes, if converted at the USD/ARS exchange rate on September 24, 2021, would amount to US$ 146 million or US$ 142 million, respectively). These alternative damages calculations using plaintiffs’ approach, but correcting their flawed methodology, would result in estimated damages amounts that are inconsistent with the amounts estimated in the Plaintiffs’ Damages Report, which are based on assumptions and theories of causation and damages calculations that, in YPF’s view, are not supported by the facts or applicable law. It is important to note that the Rebuttal Report does not constitute an admission of liability or an obligation on the part of YPF or the Republic to pay any damages. If, notwithstanding their robust defenses, YPF and the Republic were to be found liable by the District Court and ordered to pay any damages, YPF would seek to limit its share of any damages awarded.
According to the latest schedule approved by the District Court, expert discovery is expected to substantially conclude on March 11, 2022. The schedule provides that motions for summary judgment will be fully briefed and submitted to the District Court by June 9, 2022. If trial is necessary after the District Court’s ruling on the parties’ summary judgment motions, and subject to the District Court’s schedule and other immovable conflicts, trial will begin 115 days after the District Court issues its summary judgment ruling. The procedural schedule may be extended or modified by order of the District Court.
As the process moves forward, taking into account the complexity of the claims and the evidence that the parties may present, the Company will continue to reassess the status of the litigation and its potential impact on the results and financial situation of the Group. The Company will continue to defend itself in accordance with the applicable legal procedures and available defenses.
Judicial process in Spain
On February 28, 2019, YPF filed a complaint in Spain against Petersen and Prospect Investments LLC (“Burford”) for the purpose of defining the legal nature of the agreement entered into by Burford and the Trustee in Petersen’s Bankruptcy proceeding. Burford submitted a motion for the case to be referred to the court in which Petersen’s liquidation is being heard. As YPF objected to the motion, the case was referred to the prosecutor for him to issue an opinion prior to the decision of the Commercial Court N° 47 in Madrid. On July 29, 2019, the Commercial Court N° 47 in Madrid decided that the case must be processed before the court that intervened in Petersen’s liquidation. Such decision was appealed by the Company on September 26, 2019. On October 30, 2019, Burford opposed the appeal filed by the Company and on October 31, 2019, Petersen did so. On November 12, 2019, the Company appeared before the Provincial Court of Madrid within the framework of said appeal and on November 18, 2019, Petersen did so.
On May 20, 2020 the Provincial Court of Madrid dismissed the appeal filed by the Company for lack of jurisdiction and confirmed the jurisdiction of the Commercial Court No. 3 in Madrid. On September 3, 2020, YPF filed an appeal against the order issued on May 20, 2020 by the Provincial Court of Madrid for constitutional protection under sections 41 and 44 of the Organic Law of the Constitutional Court for considering that such order violates YPF’s fundamental right to effective judicial protection. On March 17, 2021, the Constitutional Court rejected the admission of an appeal for constitutional protection filed by YPF without addressing the merits of the case, since it considered that the appeal for constitutional protection lacked the constitutional relevance required by such procedure.
33.b.3) Claims before the CNDC

•	Claims for fuel sale prices
The Group was subject to certain claims before the CNDC, related to alleged price discrimination in sale of fuels which were timely answered by YPF.
33.b.4) Other claims
Additionally, there are several labor, civil and commercial cases in which the Group has been sued and several claims from the AFIP and provincial and municipal fiscal authorities, not individually significant, which have not been provisioned for, as the Management of the Company, based on the evidence available as of the date of these consolidated financial statements, has considered that they constitute possible contingencies.